UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21128

Smith Barney Multiple Discipline Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

SMITH BARNEY

MULTIPLE DISCIPLINE TRUST

ANNUAL REPORT   |   DECEMBER 31, 2004

Multiple Discipline Portfolio — All Cap Growth and Value

Multiple Discipline Portfolio — Large Cap Growth and Value

Multiple Discipline Portfolio — Global All Cap Growth and Value

Multiple Discipline Portfolio — Balanced All Cap Growth and Value

 NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

WHAT’S  INSIDE

LETTER  FROM  THE  CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The stock market rallied at the start of the past year, but then slid into a fairly limited trading range that endured for most of the year, only to rally again sharply in the fourth quarter. Most major equity market indices reported reasonable gains for 2004 and several indices recorded double-digit growth. In many cases, most of those returns were achieved on the performance gains made in November and December alone.

Record-high energy prices, rising short-term interest rates, a growing trade deficit, uncertainty over the domestic employment situation, presidential election politics, and the situation in Iraq all pressured the stock market for much of the year. Strength in the domestic economy was fairly selective, with stronger returns seen broadly in the energy, utilities and materials sectors while the information technology, health care, consumer staples and financials sectors languished for much of the period.

Small capitalization and value-oriented stocks tended to enjoy the strongest performance over the past twelve months, while large-cap and more growth-oriented stocks posted generally positive but weaker results. International stocks typically outperformed the broad U.S. market, as foreign returns were boosted by the weaker U.S. dollar, which set record lows against some currencies. Stocks outperformed bonds in general, which suffered late in the year as the U.S. Federal Reserve Board (“Fed”)i continued to raise incrementally the federal funds rateii.

The U.S. economy has entered its fourth year of expansion since the 2001 recession. After a slow start in 2002 and the first half of 2003, the economic expansion has gained traction over the past six quarters as corporations repaired balance sheets and earlier cost-cutting began to pay dividends. Although a series of one-off events — surging oil prices, hurricanes, the waning effects of 2002-2003 tax cuts, etc. — undoubtedly restrained growth in 2004, the economy proved resilient enough to grow an average of 4% over the past four quartersiii and we believe the outlook going forward is for similar performance in 2005.

Please read on for a more detailed look at prevailing economic and market conditions during the funds’ fiscal year and to learn how those conditions have affected fund performance.

Information About Your Fund

As you may be aware several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The funds’ Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The funds have been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this

1        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

matter will have a material adverse effect on the funds. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

Within this environment, the funds performed as follows:1

PERFORMANCE SNAPSHOT

AS OF DECEMBER 31, 2004

(unaudited)

	6 Months	12 Months

Multiple Discipline Portfolio — All Cap Growth and Value	3.23%	6.64%

Russell 3000 Index	8.06%	11.95%

S&P 500 Index	7.19%	10.87%

Lipper Variable Multi-Cap Core Funds Category Average	8.03%	12.06%

Multiple Discipline Portfolio — Large Cap Growth and Value	3.65%	6.75%

Russell 1000 Index	7.81%	11.40%

S&P 500 Index	7.19%	10.87%

Lipper Variable Large-Cap Core Funds Category Average	6.18%	8.59%

Multiple Discipline Portfolio — Global All Cap Growth and Value	6.39%	10.25%

Russell 3000 Index	8.06%	11.95%

MSCI EAFE Index	15.00%	20.25%

MSCI World Index	10.82%	14.72%

S&P 500 Index	7.19%	10.87%

Lipper Variable Large-Cap Core Funds Category Average	6.18%	8.59%

Multiple Discipline Portfolio — Balanced All Cap Growth and Value	2.89%	5.01%

Russell 1000 Index	7.81%	11.40%

Russell 3000 Growth Index	3.86%	6.93%

Russell 3000 Value Index	12.19%	16.94%

Lehman Brothers Intermediate Treasury Bond Index	2.27%	2.02%

S&P 500 Index	7.19%	10.87%

Lipper Variable Balanced Funds Category Average	6.41%	8.55%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Performance figures may reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Fund returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2004 and include the reinvestment of dividends and capital gains, if any. Returns for the Variable Multi-Cap Core funds category were calculated among the 141 funds for the six-month period and among the 139 funds for the 12-month period. Returns for the Variable Large-Cap Core funds category were calculated among the 216 funds for the six-month period and among the 216 funds for the 12-month period. Returns for the Variable Balanced funds category were calculated among the 87 funds for the six-month period and among the 87 funds for the 12-month period.

[1]	The funds are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The funds’ performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges, and surrender charges, which if reflected, would reduce the performance of the funds. Past performance is no guarantee of future results.

2        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 19, 2005

[i]	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iii	As measured by gross domestic product (“GDP”), a market value of goods and services produced by labor and property in a given country. Source: Bureau of Economic Analysis, U.S. Department of Commerce, December 22, 2004.

3        Smith Barney Multiple Discipline Trust       |      2004 Annual Report

Multiple Discipline Portfolio — All Cap Growth and Value

Target Asset Allocation

The Target Asset Allocation set forth above represents an approximate mix of investments for the All Cap Growth and Value. The allocation and investment mix of the fund may vary depending upon market conditions, cash flows in and out of the fund and other factors. In addition, the allocation and investment ranges of the fund may be changed, from time to time, upon the approval of the Smith Barney Multiple Discipline Trust’s Board of Trustees.

Performance Update

For the 12 months ended December 31, 2004 shares of the Multiple Discipline Portfolio — All Cap Growth and Value, returned 6.64%1. These shares underperformed the fund’s unmanaged benchmarks, the Russell 3000 Indexi and the S&P 500 Indexii, which returned 11.95% and 10.87%, respectively, for the same period. They also underperformed the fund’s Lipper Variable Multi-Cap Core funds category average2, which was 12.06%.

The fund’s underperformance versus the Russell 3000 benchmark was predominantly the result of underweight positions in the financials and utilities sectors versus the benchmark. Areas generating particularly solid returns included the energy and industrials sectors, both of which the fund was underweight versus the benchmark.

In terms of individual holdings, the fund’s largest contributors to performance (percentage contributed to the portfolio’s total return for the period is in parentheses) were Biogen Idec, Inc., a company that develops, manufactures and commercializes novel therapies (1.11%), Autodesk, Inc., a design software and digital content company (0.83%), UnitedHealth Group Inc., a diversified health and well-being services company (0.63%), Johnson & Johnson Inc., which is engaged in the manufacture and sale of products related to human health and well-being (0.45%) and Cree Inc., a company that develops and manufactures semiconductor materials and devices (0.41%). The largest detractors for the period were Merck & Co., Inc., a global research-driven pharmaceutical products company (-1.16%), Pfizer Inc., a research-based, global pharmaceutical company (-0.78%), Chiron Corp., a global pharmaceutical company focused on developing products for cancer and infectious diseases (-0.74%), Intel Corp., a company that designs, develops, manufactures and markets computing and communications products (-0.71%) and Forest Laboratories Inc., a firm which develops, manufactures and sells ethical drugs (-0.28%).

[1]	The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges, and surrender charges, which if reflected, would reduce the performance of the fund. Past performance is no guarantee of future results.
[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 139 funds in the fund’s Lipper category, and excluding sales charges.

4        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Thank you for your investment in the Multiple Discipline Portfolio — All Cap Growth and Value. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Roger Paradiso	Kirstin Mobyed
Coordinating Portfolio Manager	Co-Coordinating Portfolio Manager

January 19, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings (as a percentage of net assets) as of this date were: Texas Instruments Inc. (2.58%), Pfizer Inc. (2.53%), American International Group, Inc. (2.39%), Microsoft Corp. (2.13%), Intel Corp. (2.12%), Johnson & Johnson (2.07%), Liberty Media Corp., Series A Shares (2.03%), Comcast Corp., Special Class A Shares (2.01%), Time Warner Inc. (1.99%), The Walt Disney Co. (1.88%). Please refer to pages 22 through 26 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Information Technology (18.7%); Healthcare (18.1%); Consumer Discretionary (12.6%); Financials (12.4%); and Industrials (7.6%). The fund’s portfolio composition is subject to change at any time.

RISKS: Investments in small and medium capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.
ii	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

5        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Multiple Discipline Portfolio — All Cap Growth and Value Fund at a Glance (unaudited)

6        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Multiple Discipline Portfolio — All Cap Growth and Value

Historical Performance (unaudited)

Value of $10,000 Invested in Shares of the Multiple Discipline Portfolio — All Cap Growth and Value

vs. S&P 500 Index and Russell 3000 Index†

October 2002 — December 2004

†	Hypothetical illustration of $10,000 invested in shares of the Multiple Discipline Portfolio — All Cap Growth and Value on October 1, 2002 (commencement of operations), assuming reinvestment of dividends and capital gains at net asset value through December 31, 2004. The S&P 500 Index is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The Indices are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

The performance shown above represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupAM.com.

‡	It is the opinion of the management that the Russell 3000 Index more accurately reflects the current composition of the Multiple Discipline Portfolio — All Cap Growth and Value than the S&P 500 Index. In future reporting, the Russell 3000 Index will be used as the basis of comparison of total return performance rather than the S&P 500 Index.

Average Annual Total Returns* (unaudited)

Twelve Months Ended 12/31/04	6.64%

10/1/02** through 12/31/04	19.50

Cumulative Total Return* (unaudited)

10/1/02** through 12/31/04	49.28%

*	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
**	Commencement of operations.

7        Smith Barney Multiple Discipline Trust       |      2004 Annual Report

Multiple Discipline Portfolio — Large Cap Growth and Value

Target Asset Allocation

The Target Asset Allocation set forth above represents an approximate mix of investments for the Large Cap Growth and Value. The allocation and investment mix of the fund may vary depending upon market conditions, cash flows in and out of the fund and other factors. In addition, the allocation and investment ranges of the fund may be changed, from time to time, upon the approval of the Smith Barney Multiple Discipline Trust’s Board of Trustees.

Special Shareholder Notice

Effective November 1, 2004, the fund considers large capitalization companies to be companies with market capitalizations similar to companies in the Russell 1000 Indexi. Securities of companies whose market capitalizations no longer meet this definition after purchase by the portfolio still will be considered securities of large capitalization companies for purposes of the portfolio’s 80% investment policy.

Performance Update

For the 12 months ended December 31, 2004, shares of the Multiple Discipline Portfolio — Large Cap Growth and Value, returned 6.75%1. These shares underperformed the fund’s unmanaged benchmarks, the Russell 1000 Index and the S&P 500 Indexii, which returned 11.40% and 10.87%, respectively, for the same period. They also underperformed the fund’s Lipper Variable Large-Cap Core funds category average2, which was 8.59%.

The fund lagged the Russell 1000 benchmark due largely to underweight positions in the financials, utilities and materials sectors. Areas generating particularly solid returns included the energy, industrials and telecommunication services sectors. The fund was underweight in the energy and industrials sectors versus the benchmark.

In terms of individual holdings, the fund’s largest contributors to performance (percentage contributed to the portfolio’s total return for the period is in parentheses) were AT&T Wireless Services, a telecommunications and networking provider that offers services and customized solutions in 60 countries and 850 cities worldwide (0.78%), Johnson & Johnson, which is engaged in the manufacture and sale of products related to human health and well-being (0.61%), Gillette Co., a company that manufactures and sells a variety of consumer products throughout the world (0.60%), Biogen Idec, Inc., a company that develops, manufactures and commercializes novel therapies (0.57%) and Dell, Inc., a company that designs, develops, manufactures, markets, sells and supports a range of computer systems and services (0.47%). The largest detractors for the period were Pfizer Inc., a research-based, global pharmaceutical company (-1.14%), Intel Corp., a company that designs, develops, manufactures and markets computing and communications products (-0.91%), Merck & Co. Inc., a global research-driven pharmaceutical products company (-0.76%), Coca-Cola Co., a company that

[1]	The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges, and surrender charges, which if reflected, would reduce the performance of the fund. Past performance is no guarantee of future results.
[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 216 funds in the fund’s Lipper category, and excluding sales charges.

8        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

manufactures, distributes and markets non-alcoholic beverage concentrates and syrups (-0.41%), and Cisco Systems Inc., a firm which manufactures and sells networking and communications products (-0.36%).

Thank you for your investment in the Multiple Discipline Portfolio — Large Cap Growth and Value. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Roger Paradiso	Kirstin Mobyed
Coordinating Portfolio Manager	Co-Coordinating Portfolio Manager

January 19, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings (as a percentage of net assets) as of this date were: American International Group, Inc. (3.8%), Pfizer Inc. (3.7%), Microsoft Corp. (3.4%), Merrill Lynch & Co., Inc. (3.3%), Time Warner Inc. (2.9%), Intel Corp. (2.9%), Johnson & Johnson (2.6%), The Gillette Co. (2.5%), Amgen Inc. (2.5%), Texas Instruments Inc. (2.5%). Please refer to pages 27 through 30 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Information Technology (19.4%); Financials (17.9%); Healthcare (13.8%); Consumer Discretionary (11.4%); and Consumer Staples (10.9%). The fund’s portfolio composition is subject to change at any time.

RISKS: Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
ii	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

9        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Multiple Discipline Portfolio — Large Cap Growth and Value Fund at a Glance (unaudited)

10        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Multiple Discipline Portfolio — Large Cap Growth and Value

Historical Performance (unaudited)

Value of $10,000 Invested in Shares of the Multiple Discipline Portfolio — Large Cap Growth and Value

vs. S&P 500 Index and Russell 1000 Index†

October 2002 — December 2004

†	Hypothetical illustration of $10,000 invested in shares of the Multiple Discipline Portfolio — Large Cap Growth and Value on October 1, 2002 (commencement of operations), assuming reinvestment of dividends and capital gains at net asset value through December 31, 2004. The S&P 500 Index is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Indices are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

The performances shown above represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupAM.com.

‡	It is the opinion of the management that the Russell 1000 Index more accurately reflects the current composition of the Multiple Discipline Portfolio — Large Cap Growth and Value than the S&P 500 Index. In future reporting, the Russell 1000 Index will be used as the basis of comparison of total return performance rather than the S&P 500 Index.

Average Annual Total Returns* (unaudited)

Twelve Months Ended 12/31/04	6.75%

10/1/02** through 12/31/04	18.95

Cumulative Total Return* (unaudited)

10/1/02** through 12/31/04	47.75%

*	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
**	Commencement of operations.

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Multiple Discipline Portfolio — Global All Cap Growth and Value

Target Asset Allocation

The Target Asset Allocation set forth above represents an approximate mix of investments for the Global All Cap Growth and Value. The allocation and investment mix of the fund may vary depending upon market conditions, cash flows in and out of the fund and other factors. In addition, the allocation and investment ranges of the fund may be changed, from time to time, upon the approval of the Smith Barney Multiple Discipline Trust’s Board of Trustees.

Foreign stocks are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets.

Performance Update

For the 12 months ended December 31, 2004, shares of the Multiple Discipline Portfolio — Global All Cap Growth and Value, returned 10.25%1. These shares underperformed the fund’s unmanaged benchmarks, the Russell 3000 Indexi, the MSCI EAFE Indexii, MSCI World Indexiii and the S&P 500 Indexiv, which returned 11.95%, 20.25%, 14.72% and 10.87%, respectively, for the same period. They outperformed the fund’s Lipper Variable Large-Cap Core funds category average2, which was 8.59%.

The fund lagged the Russell 3000 benchmark due largely to underweight positions in the financials, utilities and materials sectors. Areas generating particularly solid returns included the energy, industrials and telecommunication services sectors. The fund was underweight in the energy and industrials sectors versus the benchmark.

In terms of individual holdings, the fund’s largest contributors to performance (percentage contributed to the portfolio’s total return for the period is in parentheses) were AutoDesk, Inc., a design software and digital content company (0.83%), Biogen Idec, a company that develops, manufactures and commercializes novel therapies (0.79%), UnitedHealth Group Inc., a diversified health and well-being services company (0.64%), Cree Inc., a company that develops and manufactures semiconductor materials and devices (0.42%) and Weatherford International Inc., a provider of equipment and services used for the drilling, completion and production of oil and natural gas wells (0.42%). The largest detractors for the period were Chiron Corp., a global pharmaceutical company focused on developing products for cancer and infectious diseases (-0.74%), Pfizer Inc., a research-based, global pharmaceutical company (-0.68%), Intel Corp., a company that designs, develops, manufactures and markets computing and communications products (-0.54%), Merck & Co., Inc., a global research-driven pharmaceutical products company (-0.47%), and Coca-Cola Co., a company that manufactures, distributes and markets non-alcoholic beverage concentrates and syrups (-0.28%).

[1]	The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges, and surrender charges, which if reflected, would reduce the performance of the fund. Past performance is no guarantee of future results.
[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 216 funds in the fund’s Lipper category, and excluding sales charges.

12        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Thank you for your investment in the Multiple Discipline Portfolio — Global All Cap Growth and Value. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Roger Paradiso	Kirstin Mobyed
Coordinating Portfolio Manager	Co-Coordinating Portfolio Manager
January 19, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings (as a percentage of net assets) as of this date were: American International Group Inc. (2.32%), Pfizer Inc. (2.22%), Microsoft Corp. (2.05%), Merrill Lynch & Co.; Inc. (1.92%), Time Warner Inc. (1.76%), Intel Corp. (1.71%), Liberty Media Corp. (1.58%), Johnson & Johnson (1.57%), Coca Cola Co. (1.49%), Biogen Idec Inc. (1.47%). Please refer to pages 31 through 36 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Information Technology (16.9%); Healthcare (16.0%); Financials (14.1%); Consumer Discretionary (12.6%); and Consumer Staples (8.6%). The fund’s portfolio composition is subject to change at any time.

RISKS: Investments in small and medium capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.
ii	The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East.
iii	The MSCI World Index is a market capitalization weighted equity index of over 1,500 stocks traded in 22 world markets.
iv	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

13        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Multiple Discipline Portfolio — Global All Cap Growth and Value Fund at a Glance (unaudited)

14        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Multiple Discipline Portfolio — Global All Cap Growth and Value

Historical Performance (unaudited)

Value of $10,000 Invested in Shares of the Multiple Discipline Portfolio — Global All Cap Growth and Value

vs. S&P 500 Index, Russell 3000 Index, MSCI EAFE Index and MSCI World Index†

October 2002 — December 2004

†	Hypothetical illustration of $10,000 invested in shares of the Multiple Discipline Portfolio — Global All Cap Growth and Value on October 1, 2002 (commencement of operations), assuming reinvestment of dividends and capital gains at net asset value through December 31, 2004. The S&P 500 Index is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The Indices are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

The performance shown above represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupAM.com.

‡	It is the opinion of the management that the Russell 3000 Index, MSCI EAFE Index and MSCI World Index more accurately reflect the current composition of the Multiple Discipline Portfolio — Global All Cap Growth and Value than the S&P 500 Index. In future reporting, the Russell 3000 Index, MSCI EAFE Index and MSCI World Index will be used as the basis of comparison of total return performance rather than the S&P 500 Index.

Average Annual Total Returns* (unaudited)

Twelve Months Ended 12/31/04	10.25%

10/1/02** through 12/31/04	21.98

Cumulative Total Return* (unaudited)

10/1/02** through 12/31/04	56.35%

*	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
**	Commencement of operations.

15        Smith Barney Multiple Discipline Trust       |      2004 Annual Report

Multiple Discipline Portfolio — Balanced All Cap Growth and Value

Target Asset Allocation

The Target Asset Allocation set forth above represents an approximate mix of investments for the Balanced All Cap Growth and Value. The allocation and investment mix of the fund may vary depending upon market conditions, cash flows in and out of the fund and other factors. In addition, the allocation and investment ranges of the fund may be changed, from time to time, upon the approval of the Smith Barney Multiple Discipline Trust’s Board of Trustees.

Performance Update

For the 12 months ended December 31, 2004, shares of the Multiple Discipline Portfolio — Balanced All Cap Growth and Value, returned 5.01%1. These shares outperformed the fund’s unmanaged benchmark, the Lehman Brothers Intermediate Treasury Bond Indexi, which returned 2.02% for the same period. These shares underperformed the fund’s unmanaged benchmarks, the Russell 1000 Indexii, the Russell 3000 Growth Indexiii, the Russell 3000 Value Indexiv and the S&P 500 Indexv, which returned 11.40%, 6.93%, 16.94% and 10.87% for the same period. They underperformed the fund’s Lipper Variable Balanced funds category average2, which was 8.55%.

The equity portion of the fund lagged the Russell 3000 benchmark due largely to underweight positions in the financials, utilities and telecommunication services sectors. Areas generating particularly solid returns included the energy and industrials sectors. The fund was underweight in the energy and industrials sectors versus the benchmark.

In terms of individual equity holdings, the fund’s largest contributors to performance (percentage contributed to the portfolio’s total return for the period is in parentheses) were Biogen Idec, Inc., a company that develops, manufactures and commercializes novel therapies (1.03%), AutoDesk, Inc., a design software and digital content company (0.87%), UnitedHealth Group Inc., a diversified health and well-being services company (0.63%), Johnson & Johnson Inc., which is engaged in the manufacture and sale of products related to human health and well-being (0.45%) and Cree Inc., a company that develops and manufactures semiconductor materials and devices (0.39%). The largest detractors for the period were Merck & Co. Inc., a global research-driven pharmaceutical products company (-1.12%), Intel Corp., a company that designs, develops, manufactures and markets computing and communications products (-0.77%), Pfizer Inc., a research-based, global pharmaceutical company (-0.74%), Chiron Corp., a global pharmaceutical company focused on developing products for cancer and infectious diseases (-0.72%) and Forest Laboratories Inc., a firm which develops, manufactures and sells ethical drugs (-0.33%).

[1]	The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges, and surrender charges, which if reflected, would reduce the performance of the fund. Past performance is no guarantee of future results.
[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 87 funds in the fund’s Lipper category, and excluding sales charges.

16        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Thank you for your investment in the Multiple Discipline Portfolio — Balanced All Cap Growth and Value. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the fund’s investment goals.

Sincerely,

Roger Paradiso	Kirstin Mobyed
Coordinating Portfolio Manager	Co-Coordinating Portfolio Manager

January 19, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings (as a percentage of net assets) as of this date were: U.S. Treasury Notes 3.00% due 2/15/08 (5.7%), Federal Home Loan Mortgage Corp. 6.875% due 1/15/05 (4.7%), U.S. Treasury Notes 6.500% due 10/15/06 (4.1%), U.S. Treasury Notes 4.250% due 8/15/14 (3.3%), Federal National Mortgage Association 3.375% due 12/15/08 (2.7%), U.S. Treasury Notes 3.125% due 4/15/09 (2.4%), Pfizer Inc. (1.8%), Texas Instruments Inc. (1.8%), American International Group, Inc. (1.7%), Intel Corp. (1.5%). Please refer to pages 37 through 41 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five security type/sector holdings (as a percentage of net assets) as of December 31, 2004 were: U.S. Treasury Obligations (16.2%); Information Technology (13.3%); Healthcare (12.8%); Repurchase Agreement (11.9%) and U.S. Government Agencies (10.1%). The fund’s portfolio composition is subject to change at any time.

RISKS: Investments in small and medium capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Lehman Brothers Intermediate Treasury Bond Index is an unmanaged index of U.S. Treasury bonds with maturities between one and ten years.
ii	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
iii	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
iv	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)
[v]	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

17        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Multiple Discipline Portfolio — Balanced All Cap Growth and Value Fund at a Glance (unaudited)

18        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Multiple Discipline Portfolio — Balanced All Cap Growth and Value

Historical Performance (unaudited)

Value of $10,000 Invested in Shares of the Multiple Discipline Portfolio — Balanced All Cap Growth and Value vs. S&P 500 Index, Russell 1000 Index, Russell 3000 Growth Index, Russell 3000 Value Index and Lehman Brothers Intermediate Treasury Bond Index†

October 2002 — December 2004

†	Hypothetical illustration of $10,000 invested in shares of the Multiple Discipline Portfolio — Balanced All Cap Growth and Value on October 1, 2002 (commencement of operations), assuming reinvestment of dividends and capital gains at net asset value through December 31, 2004. The S&P 500 Index is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities). The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Lehman Brothers Intermediate Treasury Bond Index is an unmanaged index of U.S. Treasury bonds with maturities between one and ten years. The Indices are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

The performance shown above represent past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Investment return and principal value or an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupAM.com.

‡	It is the opinion of the management that the Russell 1000 Index, Russell 3000 Growth Index, Russell 3000 Value Index and Lehman Brothers Intermediate Treasury Bond Index more accurately reflect the current composition of the Multiple Discipline Portfolio — Balanced All Cap Growth and Value than the S&P 500 Index. In future reporting, the Russell 1000 Index, Russell 3000 Growth Index, Russell 3000 Value Index and Lehman Brothers Intermediate Treasury Bond Index will be used as the basis of comparison of total return performance rather than the S&P 500 Index.

Average Annual Total Returns* (unaudited)

Twelve Months Ended 12/31/04	5.01%

10/1/02** through 12/31/04	13.68

Cumulative Total Return* (unaudited)

10/1/02** through 12/31/04	33.42%

*	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
**	Commencement of operations.

19        Smith Barney Multiple Discipline Trust       |      2004 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
All Cap Growth and Value	3.23%	$1,000.00	$1,032.30	0.93%	$4.75

Large Cap Growth and Value	3.65	1,000.00	1,036.50	1.00	5.12

Global All Cap Growth and Value	6.39	1,000.00	1,063.90	1.00	5.19

Balanced All Cap Growth and Value	2.89	1,000.00	1,028.90	0.94	4.79

(1)	For the six months ended December 31, 2004.
(2)	Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waiver) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

20        Smith Barney Multiple Discipline Trust       |      2004 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, this table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)
All Cap Growth and Value	5.00%	$1,000.00	$1,020.46	0.93%	$4.72

Large Cap Growth and Value	5.00	1,000.00	1,020.11	1.00	5.08

Global All Cap Growth and Value	5.00	1,000.00	1,020.11	1.00	5.08

Balanced All Cap Growth and Value	5.00	1,000.00	1,020.41	0.94	4.77

(1)	For the six months ended December 31, 2004.
(2)	Expenses (net of voluntary fee waiver) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

21        Smith Barney Multiple Discipline Trust       |      2004 Annual Report

Schedules of Investments	December 31, 2004

Multiple Discipline Portfolio — All Cap Growth And Value

SHARES	SECURITY	VALUE
COMMON STOCK — 86.1%
CONSUMER DISCRETIONARY — 12.6%
Hotels, Restaurants & Leisure — 0.4%
26,495	McDonald’s Corp.	$849,430

Leisure Equipment & Products — 0.9%
64,740	Hasbro, Inc.	1,254,661
50,940	Mattel, Inc.	992,821

		2,247,482

Media — 9.6%
85,340	Cablevision Systems Corp., New York Group, Class A Shares (a)	2,124,966
151,045	Comcast Corp., Special Class A Shares (a)	4,960,318
456,559	Liberty Media Corp., Series A Shares (a)	5,013,018
6,938	Liberty Media International, Inc., Class A Shares (a)	320,744
92,590	News Corp., Class B Shares	1,777,728
252,005	Time Warner Inc. (a)	4,898,977
166,230	The Walt Disney Co.	4,621,194

		23,716,945

Specialty Retail — 1.7%
141,160	Charming Shoppes, Inc. (a)	1,322,669
65,734	The Home Depot, Inc.	2,809,471

		4,132,140

	TOTAL CONSUMER DISCRETIONARY	30,945,997

CONSUMER STAPLES — 5.8%
Beverages — 3.2%
82,963	The Coca-Cola Co.	3,453,750
84,073	PepsiCo, Inc.	4,388,610

		7,842,360

Food & Drug Retailing — 0.3%
45,700	Safeway Inc. (a)	902,118

Food Products — 0.9%
32,540	Wm. Wrigley Jr. Co.	2,251,443

Personal Products — 1.4%
75,235	The Gillette Co.	3,369,023

	TOTAL CONSUMER STAPLES	14,364,944

ENERGY — 4.2%
Energy Equipment & Services — 1.6%
27,640	GlobalSantaFe Corp.	915,160
33,046	Grant Prideco, Inc. (a)	662,572
48,200	Weatherford International Ltd. (a)	2,472,660

		4,050,392

Oil & Gas — 2.6%
14,580	Anadarko Petroleum Corp.	944,930
23,820	BP PLC, Sponsored ADR	1,391,088

See Notes to Financial Statements.

22        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Schedules of Investments (continued)	December 31, 2004

Multiple Discipline Portfolio — All Cap Growth And Value

SHARES	SECURITY	VALUE
Oil & Gas — 2.6% (continued)
51,780	Exxon Mobil Corp.	$2,654,243
16,310	Murphy Oil Corp.	1,312,140

		6,302,401

	TOTAL ENERGY	10,352,793

FINANCIALS — 12.4%
Banks — 0.9%
50,420	The Bank of New York Co., Inc.	1,685,036
8,940	Wells Fargo & Co.	555,621

		2,240,657

Diversified Financials — 5.7%
42,645	American Express Co.	2,403,899
74,832	JPMorgan Chase & Co.	2,919,196
27,002	Lehman Brothers Holdings Inc.	2,362,135
17,520	MBNA Corp.	493,889
60,214	Merrill Lynch & Co., Inc.	3,598,991
10,000	Morgan Stanley	555,200
34,530	State Street Corp.	1,696,113

		14,029,423

Insurance — 5.8%
23,315	Ambac Financial Group, Inc.	1,914,861
89,485	American International Group, Inc.	5,876,480
681	Berkshire Hathaway Inc., Class B Shares (a)	1,999,416
25,285	The Chubb Corp.	1,944,416
33,875	MGIC Investment Corp.	2,334,326
3,965	The St. Paul Travelers Cos., Inc.	146,983

		14,216,482

	TOTAL FINANCIALS	30,486,562

HEALTHCARE — 18.1%
Biotechnology — 7.6%
2,746	Alkermes, Inc. (a)	38,691
63,945	Amgen Inc. (a)	4,102,072
64,155	Biogen Idec Inc. (a)	4,273,365
99,590	Chiron Corp. (a)	3,319,335
42,252	Genentech, Inc. (a)	2,300,199
58,550	Genzyme Corp. (a)	3,399,998
103,120	Millennium Pharmaceuticals, Inc. (a)	1,249,814

		18,683,474

Healthcare Providers & Services — 1.8%
34,950	McKesson Corp.	1,099,527
39,130	UnitedHealth Group Inc.	3,444,614

		4,544,141

Pharmaceuticals — 8.7%
58,090	Abbott Laboratories	2,709,898
54,580	Forest Laboratories, Inc. (a)	2,448,459

See Notes to Financial Statements.

23        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Schedules of Investments (continued)	December 31, 2004

Multiple Discipline Portfolio — All Cap Growth and Value

SHARES	SECURITY	VALUE
Pharmaceuticals — 8.7% (continued)
34,930	GlaxoSmithKline PLC, ADR	$1,655,333
80,224	Johnson & Johnson	5,087,806
231,516	Pfizer Inc.	6,225,465
75,110	Wyeth	3,198,935

		21,325,896

	TOTAL HEALTHCARE	44,553,511

INDUSTRIALS — 7.6%
Aerospace & Defense — 1.5%
24,686	L-3 Communications Holdings, Inc.	1,808,003
49,690	Raytheon Co.	1,929,463

		3,737,466

Airlines — 0.3%
40,500	Southwest Airlines Co.	659,340

Commercial Services & Supplies — 0.3%
35,410	Sabre Holdings Corp., Class A Shares	784,686

Electrical Equipment — 1.0%
33,285	Emerson Electric Co.	2,333,278

Industrial Conglomerates — 2.8%
77,200	General Electric Co.	2,817,800
52,460	Honeywell International Inc.	1,857,609
63,421	Tyco International Ltd.	2,266,666

		6,942,075

Machinery — 1.7%
23,941	Caterpillar Inc.	2,334,487
66,700	Pall Corp.	1,930,965

		4,265,452

	TOTAL INDUSTRIALS	18,722,297

INFORMATION TECHNOLOGY — 18.7%
Communications Equipment — 2.6%
149,175	Cisco Systems, Inc. (a)	2,879,077
145,500	Lucent Technologies Inc. (a)	547,080
82,220	Motorola, Inc.	1,414,184
92,210	Nokia Oyj, Sponsored ADR	1,444,931

		6,285,272

Computers & Peripherals — 2.7%
62,280	Dell Inc. (a)	2,877,319
27,310	Electronics for Imaging, Inc. (a)	475,467
12,935	International Business Machines Corp.	1,275,132
195,843	Maxtor Corp. (a)	1,037,968
39,800	SanDisk Corp. (a)	993,806

		6,659,692

Electronic Equipment & Instruments — 1.1%
47,290	Agilent Technologies, Inc. (a)	1,139,689
283,590	Solectron Corp. (a)	1,511,535

		2,651,224

See Notes to Financial Statements.

24        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Schedules of Investments (continued)	December 31, 2004

Multiple Discipline Portfolio — All Cap Growth and Value

SHARES	SECURITY	VALUE
Internet Software & Services — 1.4%
118,890	InterActiveCorp (a)	$3,283,742
25,000	RealNetworks, Inc. (a)	165,500

		3,449,242

IT Consulting & Services — 0.4%
35,840	SunGard Data Systems Inc. (a)	1,015,347

Office Electronics — 0.2%
48,150	IKON Office Solutions, Inc.	556,614

Semiconductor Equipment & Products — 6.8%
15,000	Applied Materials, Inc. (a)	256,500
829	Cabot Microelectronics Corp. (a)	33,201
29,636	Cree, Inc. (a)	1,187,811
222,845	Intel Corp.	5,212,345
156,162	Micron Technology, Inc. (a)	1,928,601
199,796	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	1,696,268
258,210	Texas Instruments Inc.	6,357,130

		16,671,856

Software — 3.5%
46,900	Advent Software, Inc. (a)	960,512
55,820	Autodesk, Inc.	2,118,369
70,000	Micromuse Inc. (a)	388,500
196,730	Microsoft Corp.	5,254,658

		8,722,039

	TOTAL INFORMATION TECHNOLOGY	46,011,286

MATERIALS — 3.5%
Chemicals — 0.9%
74,180	Engelhard Corp.	2,275,101

Metals & Mining — 1.6%
55,495	Alcoa Inc.	1,743,653
52,760	Allegheny Technologies, Inc.	1,143,309
23,360	Newmont Mining Corp.	1,037,418

		3,924,380

Paper & Forest Products — 1.0%
36,975	Weyerhaeuser Co.	2,485,459

	TOTAL MATERIALS	8,684,940

TELECOMMUNICATION SERVICES — 2.8%
Diversified Telecommunication Services — 2.1%
76,060	Nippon Telegraph and Telephone Corp., ADR	1,715,153
65,280	SBC Communications Inc.	1,682,266
45,440	Verizon Communications Inc.	1,840,774

		5,238,193

Wireless Telecommunication Services — 0.7%
61,360	Vodafone Group PLC, Sponsored ADR	1,680,037

	TOTAL TELECOMMUNICATION SERVICES	6,918,230

See Notes to Financial Statements.

25        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Schedules of Investments (continued)	December 31, 2004

Multiple Discipline Portfolio — All Cap Growth and Value

SHARES	SECURITY	VALUE
UTILITIES — 0.4%
Multi-Utilities — 0.4%
69,300	The Williams Cos., Inc.	$1,128,897

	TOTAL COMMON STOCK (Cost — $185,933,732)	212,169,457

FACE AMOUNT	SECURITY	VALUE
REPURCHASE AGREEMENT — 15.3%
$37,529,000	State Street Bank and Trust Co. dated 12/31/04, 1.400% due 1/3/05; Proceeds at maturity — $37,533,378; (Fully collateralized by U.S. Treasury Bonds, 6.250% due 5/15/30; Market value — $38,284,205) (Cost — $37,529,000)	37,529,000

	TOTAL INVESTMENTS — 101.4% (Cost — $223,462,732*)	249,698,457
	Liabilities in Excess of Other Assets — (1.4)%	(3,356,118)

	TOTAL NET ASSETS — 100.0%	$246,342,339

(a)	Non-income producing security.
*	Aggregate cost for Federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

26        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Schedules of Investments (continued)	December 31, 2004

Multiple Discipline Portfolio — Large Cap Growth and Value

SHARES	SECURITY	VALUE
COMMON STOCK — 90.2%
CONSUMER DISCRETIONARY — 11.4%
Household Durables — 0.8%
9,140	Newell Rubbermaid Inc.	$221,097

Media — 7.2%
8,720	Comcast Corp., Class A Shares (a)	290,202
25,840	Liberty Media Corp., Series A Shares (a)	283,723
3,600	News Corp., Class A Shares	67,176
41,300	Time Warner Inc. (a)	802,872
18,940	The Walt Disney Co.	526,532

		1,970,505

Multiline Retail — 1.5%
4,500	J.C. Penney Co., Inc.	186,300
4,415	Target Corp.	229,271

		415,571

Specialty Retail — 1.9%
12,425	The Home Depot, Inc.	531,044

	TOTAL CONSUMER DISCRETIONARY	3,138,217

CONSUMER STAPLES — 10.9%
Beverages — 3.8%
15,870	The Coca-Cola Co.	660,668
7,360	PepsiCo, Inc.	384,192

		1,044,860

Food & Drug Retailing — 0.8%
13,190	The Kroger Co. (a)	231,353

Food Products — 1.4%
5,390	Wm. Wrigley Jr. Co.	372,934

Household Products — 0.8%
3,365	Kimberly-Clark Corp.	221,451

Personal Products — 2.5%
15,425	The Gillette Co.	690,731

Tobacco — 1.6%
7,400	Altria Group, Inc.	452,140

	TOTAL CONSUMER STAPLES	3,013,469

ENERGY — 6.4%
Energy Equipment & Services — 1.0%
2,500	Nabors Industries, Ltd. (a)	128,225
3,000	Noble Corp. (a)	149,220

		277,445

Oil & Gas — 5.4%
3,810	BP PLC, Sponsored ADR	222,504
4,430	ChevronTexaco Corp.	232,619
7,285	Exxon Mobil Corp.	373,429
6,240	Royal Dutch Petroleum Co., New York Shares	358,051

See Notes to Financial Statements.

27        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Schedules of Investments (continued)	December 31, 2004

Multiple Discipline Portfolio — Large Cap Growth and Value

SHARES	SECURITY	VALUE
Oil & Gas — 5.4% (continued)
2,825	Total SA, Sponsored ADR	$310,298

		1,496,901

	TOTAL ENERGY	1,774,346

FINANCIALS — 17.9%
Banks — 4.4%
9,052	Bank of America Corp.	425,353
7,050	The Bank of New York Co., Inc.	235,611
4,700	Wachovia Corp.	247,220
5,180	Washington Mutual, Inc.	219,010
1,550	Wells Fargo & Co.	96,332

		1,223,526

Diversified Financials — 8.0%
3,855	American Express Co.	217,306
3,990	Capital One Financial Corp.	335,998
2,090	The Goldman Sachs Group, Inc.	217,444
6,365	JPMorgan Chase & Co.	248,299
15,435	Merrill Lynch & Co., Inc.	922,550
3,955	Morgan Stanley	219,582
2,125	Waddell & Reed Financial, Inc., Class A Shares	50,766

		2,211,945

Insurance — 5.5%
16,160	American International Group, Inc.	1,061,227
118	Berkshire Hathaway Inc., Class B Shares (a)	346,448
2,560	The St. Paul Travelers Cos., Inc.	94,899

		1,502,574

	TOTAL FINANCIALS	4,938,045

HEALTHCARE — 13.8%
Biotechnology — 5.1%
10,690	Amgen Inc. (a)	685,764
4,120	Biogen Idec Inc. (a)	274,433
7,950	Genentech, Inc. (a)	432,798

		1,392,995

Pharmaceuticals — 8.7%
4,060	GlaxoSmithKline PLC, ADR	192,403
11,300	Johnson & Johnson	716,646
37,648	Pfizer Inc.	1,012,355
12,150	Schering-Plough Corp.	253,692
5,520	Wyeth	235,097

		2,410,193

	TOTAL HEALTHCARE	3,803,188

See Notes to Financial Statements.

28        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Schedules of Investments (continued)	December 31, 2004

Multiple Discipline Portfolio — Large Cap Growth and Value

SHARES	SECURITY	VALUE
INDUSTRIALS — 4.9%
Aerospace & Defense — 1.3%
3,490	The Boeing Co.	$180,677
4,850	Raytheon Co.	188,326

		369,003

Commercial Services & Supplies — 0.7%
3,000	Avery Dennison Corp.	179,910

Industrial Conglomerates — 2.9%
14,410	General Electric Co.	525,965
7,755	Honeywell International Inc.	274,605

		800,570

	TOTAL INDUSTRIALS	1,349,483

INFORMATION TECHNOLOGY — 19.4%
Communications Equipment — 3.3%
28,205	Cisco Systems, Inc. (a)	544,356
6,925	Comverse Technology, Inc. (a)	169,316
11,855	Nokia Oyj, Sponsored ADR	185,768

		899,440

Computers & Peripherals — 4.7%
12,680	Dell Inc. (a)	534,335
11,075	Hewlett-Packard Co.	232,243
2,850	International Business Machines Corp.	280,953
3,000	Lexmark International, Inc., Class A Shares (a)	255,000

		1,302,531

Electronic Equipment & Instruments — 0.5%
24,000	Solectron Corp. (a)	127,920

Internet Software & Services — 2.1%
21,500	InterActiveCorp (a)	593,830

Semiconductor Equipment & Products — 5.4%
34,295	Intel Corp.	802,160
27,810	Texas Instruments Inc.	684,682

		1,486,842

Software — 3.4%
35,480	Microsoft Corp.	947,671

	TOTAL INFORMATION TECHNOLOGY	5,358,234

MATERIALS — 1.7%
Metals & Mining — 0.7%
6,050	Alcoa Inc.	190,091

Paper & Forest Products — 1.0%
6,755	International Paper Co.	283,710

	TOTAL MATERIALS	473,801

See Notes to Financial Statements.

29        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Schedules of Investments (continued)	December 31, 2004

Multiple Discipline Portfolio — Large Cap Growth and Value

SHARES	SECURITY	VALUE
TELECOMMUNICATION SERVICES — 3.4%
Diversified Telecommunication Services — 2.4%
6,541	AT&T Corp.	$124,671
10,115	SBC Communications Inc.	260,664
6,860	Verizon Communications Inc.	277,899

		663,234

Wireless Telecommunication Services — 1.0%
9,000	Nextel Communications, Inc., Class A Shares (a)	270,000

	TOTAL TELECOMMUNICATION SERVICES	933,234

UTILITIES — 0.4%
Gas Utilities — 0.4%
2,630	KeySpan Corp.	103,754

	TOTAL COMMON STOCK (Cost — $22,479,902)	24,885,771

FACE AMOUNT	SECURITY	VALUE
REPURCHASE AGREEMENT — 10.4%
$2,875,000	State Street Bank and Trust Co. dated 12/31/04, 1.400% due 1/3/05; Proceeds at maturity — $2,875,335; (Fully collateralized by U.S. Treasury Bonds, 6.250% to 8.125% due 8/15/21 to 5/15/30; Market value — $2,935,270) (Cost — $2,875,000)	2,875,000

	TOTAL INVESTMENTS — 100.6% (Cost — $25,354,902*)	27,760,771
	Liabilities in Excess of Other Assets — (0.6)%	(176,468)

	TOTAL NET ASSETS — 100.0%	$27,584,303

(a)	Non-income producing security.
*	Aggregate cost for Federal income tax purposes is $25,370,815.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

30        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Schedules of Investments (continued)	December 31, 2004

Multiple Discipline Portfolio — Global All Cap Growth and Value

SHARES	SECURITY	VALUE
COMMON STOCK — 87.8%
CONSUMER DISCRETIONARY — 12.6%
Automobiles — 0.4%
7,000	Honda Motor Co., Ltd., Sponsored ADR	$182,420

Household Durables — 0.7%
6,620	Koninklijke (Royal) Philips Electronics N.V., New York Shares	175,430
8,170	Newell Rubbermaid Inc.	197,632

		373,062

Leisure Equipment & Products — 0.3%
4,200	Fuji Photo Film Co., Ltd., Unsponsored ADR	155,316

Media — 8.4%
16,470	Cablevision Systems Corp. — New York Group, Class A Shares (a)	410,103
	Comcast Corp.:
8,932	Class A Shares (a)	297,257
15,325	Special Class A Shares (a)	503,273
2,660	Grupo Televisa S.A., Sponsored ADR	160,930
70,885	Liberty Media Corp., Series A Shares (a)	778,317
1,074	Liberty Media International, Inc., Class A Shares (a)	49,651
	The News Corp. Ltd.:
2,180	Class A Shares	40,679
14,680	Class B Shares	281,856
44,735	Time Warner Inc. (a)	869,648
21,185	The Walt Disney Co.	588,943
3,140	WPP Group PLC, Sponsored ADR	171,601

		4,152,258

Multiline Retail — 1.1%
5,500	J.C. Penney Co., Inc.	227,700
2,830	Target Corp.	146,962
5,100	Wal-Mart de Mexico S.A. de C.V., Sponsored ADR, Series V Shares	175,231

		549,893

Specialty Retail — 1.7%
29,460	Charming Shoppes, Inc. (a)	276,040
12,775	The Home Depot, Inc.	546,004

		822,044

	TOTAL CONSUMER DISCRETIONARY	6,234,993

CONSUMER STAPLES — 8.6%
Beverages — 2.8%
17,730	The Coca-Cola Co.	738,100
4,300	Diageo PLC, Sponsored ADR	248,884
7,745	PepsiCo, Inc.	404,289

		1,391,273

Food & Drug Retailing — 1.4%
13,150	The Kroger Co. (a)	230,651
5,630	Seven-Eleven Japan Co., Ltd., Unsponsored ADR	177,465
15,350	Tesco PLC, Sponsored ADR	284,465

		692,581

See Notes to Financial Statements.

31        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Schedules of Investments (continued)	December 31, 2004

Multiple Discipline Portfolio — Global All Cap Growth and Value

SHARES	SECURITY	VALUE
Food Products — 1.7%
9,370	Groupe Danone, Sponsored ADR	$172,783
4,380	Nestle S.A., Sponsored ADR	286,485
5,940	Wm. Wrigley Jr. Co.	410,989

		870,257

Household Products — 0.4%
2,775	Kimberly-Clark Corp.	182,623

Personal Products — 1.4%
15,375	The Gillette Co.	688,492

Tobacco — 0.9%
7,300	Altria Group, Inc.	446,030

	TOTAL CONSUMER STAPLES	4,271,256

ENERGY — 6.1%
Energy Equipment & Services — 1.7%
6,015	Grant Prideco, Inc. (a)	120,601
2,500	Nabors Industries, Ltd. (a)	128,225
3,000	Noble Corp. (a)	149,220
8,935	Weatherford International Ltd. (a)	458,365

		856,411

Oil & Gas — 4.4%
8,440	BP PLC, Sponsored ADR	492,896
3,330	ChevronTexaco Corp.	174,858
7,750	Exxon Mobil Corp.	397,265
9,370	Royal Dutch Petroleum Co., New York Shares	537,651
4,895	Total SA, Sponsored ADR	537,667

		2,140,337

	TOTAL ENERGY	2,996,748

FINANCIALS — 14.1%
Banks — 4.4%
8,712	Bank of America Corp.	409,377
2,580	Bank of Ireland, Sponsored ADR	172,189
6,685	The Bank of New York Co., Inc.	223,413
2,130	HSBC Holdings PLC, Sponsored ADR	181,348
26,510	Mitsubishi Tokyo Financial Group, Inc., ADR	270,932
2,390	UBS AG, Registered Shares	200,378
8,880	United Overseas Bank Ltd., Sponsored ADR	150,139
4,865	Wachovia Corp.	255,899
6,425	Washington Mutual, Inc.	271,649
850	Wells Fargo & Co.	52,828

		2,188,152

Diversified Financials — 6.4%
4,130	American Express Co.	232,808
3,800	Capital One Financial Corp.	319,998
2,230	The Goldman Sachs Group, Inc.	232,009
5,660	ING Groep N.V., Sponsored ADR	171,215
7,185	JPMorgan Chase & Co.	280,287

See Notes to Financial Statements.

32        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Schedules of Investments (continued)	December 31, 2004

Multiple Discipline Portfolio — Global All Cap Growth and Value

SHARES	SECURITY	VALUE
Diversified Financials — 6.4% (continued)
5,185	Lehman Brothers Holdings Inc.	$453,584
15,890	Merrill Lynch & Co., Inc.	949,745
4,175	Morgan Stanley	231,796
17,760	Nomura Holdings Inc., ADR	258,586

		3,130,028

Insurance — 3.3%
17,480	American International Group, Inc.	1,147,912
6,245	Axa, Sponsored ADR	154,564
92	Berkshire Hathaway Inc., Class B Shares (a)	270,112
1,750	The St. Paul Travelers Cos., Inc.	64,872

		1,637,460

	TOTAL FINANCIALS	6,955,640

HEALTHCARE — 16.0%
Biotechnology — 6.9%
730	Alkermes, Inc. (a)	10,286
10,720	Amgen Inc. (a)	687,688
10,905	Biogen Idec Inc. (a)	726,382
19,540	Chiron Corp. (a)	651,268
8,150	Genentech, Inc. (a)	443,686
11,515	Genzyme Corp. (a)	668,676
20,130	Millennium Pharmaceuticals, Inc. (a)	243,976

		3,431,962

Healthcare Providers & Services — 1.4%
7,670	UnitedHealth Group Inc.	675,190

Pharmaceuticals — 7.7%
12,090	Forest Laboratories, Inc. (a)	542,357
10,830	GlaxoSmithKline PLC, ADR	513,234
12,230	Johnson & Johnson	775,627
3,460	Novartis AG, ADR	174,868
2,940	Novo-Nordisk A/S, Sponsored ADR	159,524
40,852	Pfizer Inc.	1,098,510
13,260	Schering-Plough Corp.	276,869
5,980	Wyeth	254,688

		3,795,677

	TOTAL HEALTHCARE	7,902,829

INDUSTRIALS — 5.6%
Aerospace & Defense — 1.6%
3,920	The Boeing Co.	202,938
5,370	L-3 Communications Holdings, Inc.	393,299
5,500	Raytheon Co.	213,565

		809,802

Commercial Services & Supplies — 0.4%
3,000	Avery Dennison Corp.	179,910

See Notes to Financial Statements.

33        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Schedules of Investments (continued)	December 31, 2004

Multiple Discipline Portfolio — Global All Cap Growth and Value

SHARES	SECURITY	VALUE
Industrial Conglomerates — 2.9%
15,475	General Electric Co.	$564,837
7,395	Honeywell International Inc.	261,857
3,270	Hutchison Whampoa Ltd., Unsponsored ADR	153,031
12,680	Tyco International Ltd.	453,183

		1,432,908

Machinery — 0.7%
11,740	Pall Corp.	339,873

	TOTAL INDUSTRIALS	2,762,493

INFORMATION TECHNOLOGY — 16.9%
Communications Equipment — 2.4%
28,070	Cisco Systems, Inc. (a)	541,751
7,450	Comverse Technology, Inc. (a)	182,152
29,515	Nokia Oyj, Sponsored ADR	462,500

		1,186,403

Computers & Peripherals — 3.6%
14,080	Dell Inc. (a)	593,331
10,605	Hewlett-Packard Co.	222,387
2,900	International Business Machines Corp.	285,882
3,000	Lexmark International, Inc., Class A Shares (a)	255,000
42,370	Maxtor Corp. (a)	224,561
7,700	SanDisk Corp. (a)	192,269

		1,773,430

Electronic Equipment & Instruments — 0.8%
5,325	Mettler-Toledo International Inc. (a)	273,226
25,000	Solectron Corp. (a)	133,250

		406,476

Internet Software & Services — 1.3%
23,030	InterActiveCorp (a)	636,089

Office Electronics — 0.6%
5,610	Canon Inc., Sponsored ADR	304,399

Semiconductor Equipment & Products — 4.4%
150	Cabot Microelectronics Corp. (a)	6,008
5,330	Cree, Inc. (a)	213,626
36,070	Intel Corp.	843,677
33,140	Micron Technology, Inc. (a)	409,279
28,770	Texas Instruments Inc.	708,317

		2,180,907

Software — 3.8%
7,760	Advent Software, Inc. (a)	158,925
10,280	Autodesk, Inc.	390,126
37,920	Microsoft Corp.	1,012,843
6,670	SAP AG, Sponsored ADR	294,881

		1,856,775

	TOTAL INFORMATION TECHNOLOGY	8,344,479

See Notes to Financial Statements.

34        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Schedules of Investments (continued)	December 31, 2004

Multiple Discipline Portfolio — Global All Cap Growth and Value

SHARES	SECURITY	VALUE
MATERIALS — 2.8%
Chemicals — 0.8%
2,150	BASF AG, Sponsored ADR	$154,843
6,220	BOC Group PLC, Sponsored ADR	237,542

		392,385

Construction Materials — 0.6%
10,540	CRH PLC, Sponsored ADR	282,367

Metals & Mining — 0.8%
6,885	Alcoa Inc.	216,327
1,520	Rio Tinto PLC, Sponsored ADR	181,199

		397,526

Paper & Forest Products — 0.6%
6,880	International Paper Co.	288,960

	TOTAL MATERIALS	1,361,238

TELECOMMUNICATION SERVICES — 4.3%
Diversified Telecommunication Services — 2.9%
6,251	AT&T Corp.	119,144
21,195	Nippon Telegraph and Telephone Corp., ADR	477,947
10,960	SBC Communications Inc.	282,439
3,406	Telefonica S.A., Sponsored ADR	192,439
9,050	Verizon Communications Inc.	366,616

		1,438,585

Wireless Telecommunication Services — 1.4%
9,000	Nextel Communications, Inc., Class A Shares (a)	270,000
7,260	SK Telecom Co., Ltd., ADR	161,535
9,175	Vodafone Group PLC, Sponsored ADR	251,211

		682,746

	TOTAL TELECOMMUNICATION SERVICES	2,121,331

UTILITIES — 0.8%
Electric Utilities — 0.4%
8,240	Endesa, S.A., Sponsored ADR	191,745

Gas Utilities — 0.4%
70,950	Hong Kong & China Gas Co. Ltd., Sponsored ADR	146,505
1,920	KeySpan Corp.	75,744

		222,249

	TOTAL UTILITIES	413,994

	TOTAL COMMON STOCK (Cost — $38,638,842)	43,365,001

See Notes to Financial Statements.

35        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Schedules of Investments (continued)	December 31, 2004

Multiple Discipline Portfolio — Global All Cap Growth and Value

FACE AMOUNT	SECURITY	VALUE
REPURCHASE AGREEMENT — 12.9%
$6,381,000	State Street Bank and Trust Co. dated 12/31/04, 1.400% due 1/3/05; Proceeds at maturity — $6,381,744; (Fully collateralized by U.S. Treasury Bonds, 7.125% to 10.625% due 8/15/15 to 2/15/23; Market value — $6,519,471) (Cost — $6,381,000)	$6,381,000

	TOTAL INVESTMENTS — 100.7% (Cost — $45,019,842*)	49,746,001
	Liabilities in Excess of Other Assets — (0.7)%	(365,346)

	TOTAL NET ASSETS — 100.0%	$49,380,655

(a)	Non-Income producing security.
*	Aggregate cost for Federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

36        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Schedules of Investments (continued)	December 31, 2004

Multiple Discipline Portfolio — Balanced All Cap Growth and Value

SHARES	SECURITY	VALUE
COMMON STOCK — 61.6%
CONSUMER DISCRETIONARY — 9.1%
Hotels, Restaurants & Leisure — 0.3%
13,700	McDonald’s Corp.	$439,222

Leisure Equipment & Products — 0.7%
37,680	Hasbro, Inc.	730,238
28,900	Mattel, Inc.	563,261

		1,293,499

Media — 6.9%
40,765	Cablevision Systems Corp. — New York Group, Class A Shares (a)	1,015,048
78,870	Comcast Corp., Special Class A Shares (a)	2,590,091
223,165	Liberty Media Corp., Series A Shares (a)	2,450,352
3,554	Liberty Media International, Inc., Class A Shares (a)	164,301
46,320	News Corp., Class B Shares	889,344
132,695	Time Warner Inc. (a)	2,579,591
84,230	The Walt Disney Co.	2,341,594

		12,030,321

Specialty Retail — 1.2%
78,660	Charming Shoppes, Inc. (a)	737,044
33,505	The Home Depot, Inc.	1,432,004

		2,169,048

	TOTAL CONSUMER DISCRETIONARY	15,932,090

CONSUMER STAPLES — 4.2%
Beverages — 2.3%
41,655	The Coca-Cola Co.	1,734,098
42,265	PepsiCo, Inc.	2,206,233

		3,940,331

Food & Drug Retailing — 0.3%
25,570	Safeway Inc. (a)	504,752

Food Products — 0.6%
14,890	Wm. Wrigley Jr. Co.	1,030,239

Personal Products — 1.0%
40,030	The Gillette Co.	1,792,543

	TOTAL CONSUMER STAPLES	7,267,865

ENERGY — 3.1%
Energy Equipment & Services — 1.2%
17,760	GlobalSantaFe Corp.	588,034
18,375	Grant Prideco, Inc. (a)	368,419
23,520	Weatherford International Ltd. (a)	1,206,576

		2,163,029

See Notes to Financial Statements.

37        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Schedules of Investments (continued)	December 31, 2004

Multiple Discipline Portfolio — Balanced All Cap Growth and Value

SHARES	SECURITY	VALUE
Oil & Gas — 1.9%
6,740	Anadarko Petroleum Corp.	$436,819
13,750	BP PLC, Sponsored ADR	803,000
29,355	Exxon Mobil Corp.	1,504,737
7,460	Murphy Oil Corp.	600,157

		3,344,713

	TOTAL ENERGY	5,507,742

FINANCIALS — 9.0%
Banks — 0.7%
27,125	The Bank of New York Co., Inc.	906,517
5,155	Wells Fargo & Co.	320,383

		1,226,900

Diversified Financials — 4.1%
21,085	American Express Co.	1,188,561
43,554	JPMorgan Chase & Co.	1,699,042
13,785	Lehman Brothers Holdings Inc.	1,205,912
8,990	MBNA Corp.	253,428
28,960	Merrill Lynch & Co., Inc.	1,730,939
5,000	Morgan Stanley	277,600
16,380	State Street Corp.	804,586

		7,160,068

Insurance — 4.2%
13,425	Ambac Financial Group, Inc.	1,102,595
44,050	American International Group, Inc.	2,892,763
355	Berkshire Hathaway Inc., Class B Shares (a)	1,042,280
13,310	The Chubb Corp.	1,023,539
16,865	MGIC Investment Corp.	1,162,167
2,500	The St. Paul Travelers Cos., Inc.	92,675

		7,316,019

	TOTAL FINANCIALS	15,702,987

HEALTHCARE — 12.8%
Biotechnology — 5.3%
1,690	Alkermes, Inc. (a)	23,812
31,800	Amgen Inc. (a)	2,039,970
30,455	Biogen Idec Inc. (a)	2,028,608
52,545	Chiron Corp. (a)	1,751,325
21,350	Genentech, Inc. (a)	1,162,294
30,025	Genzyme Corp. (a)	1,743,552
50,150	Millennium Pharmaceuticals, Inc. (a)	607,818

		9,357,379

Healthcare Providers & Services — 1.3%
17,940	McKesson Corp.	564,392
20,340	UnitedHealth Group Inc.	1,790,530

		2,354,922

See Notes to Financial Statements.

38        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Schedules of Investments (continued)	December 31, 2004

Multiple Discipline Portfolio — Balanced All Cap Growth and Value

SHARES	SECURITY	VALUE
Pharmaceuticals — 6.2%
27,910	Abbott Laboratories	$1,302,001
27,660	Forest Laboratories, Inc. (a)	1,240,828
17,850	GlaxoSmithKline PLC, ADR	845,912
41,375	Johnson & Johnson	2,624,003
117,173	Pfizer Inc.	3,150,782
37,695	Wyeth	1,605,430

		10,768,956

	TOTAL HEALTHCARE	22,481,257

INDUSTRIALS — 5.2%
Aerospace & Defense — 1.0%
11,710	L-3 Communications Holdings, Inc.	857,640
22,815	Raytheon Co.	885,906

		1,743,546

Airlines — 0.3%
26,800	Southwest Airlines Co.	436,304

Commercial Services & Supplies — 0.0%
1,990	Sabre Holdings Corp., Class A Shares	44,098

Electrical Equipment — 0.7%
16,755	Emerson Electric Co.	1,174,526

Industrial Conglomerates — 2.0%
38,010	General Electric Co.	1,387,365
24,500	Honeywell International Inc.	867,545
34,950	Tyco International Ltd.	1,249,113

		3,504,023

Machinery — 1.2%
12,415	Caterpillar Inc.	1,210,587
31,090	Pall Corp.	900,056

		2,110,643

	TOTAL INDUSTRIALS	9,013,140

INFORMATION TECHNOLOGY — 13.3%
Communications Equipment — 1.8%
69,510	Cisco Systems, Inc. (a)	1,341,543
70,000	Lucent Technologies Inc. (a)	263,200
45,115	Motorola, Inc.	775,978
46,740	Nokia Oyj, Sponsored ADR	732,416

		3,113,137

Computers & Peripherals — 1.9%
35,230	Dell Inc. (a)	1,484,592
15,450	Electronics for Imaging, Inc. (a)	268,985
5,860	International Business Machines Corp.	577,679
101,085	Maxtor Corp. (a)	535,751
20,860	SanDisk Corp. (a)	520,874

		3,387,881

See Notes to Financial Statements.

39        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Schedules of Investments (continued)	December 31, 2004

Multiple Discipline Portfolio — Balanced All Cap Growth and Value

SHARES	SECURITY	VALUE
Electronic Equipment & Instruments — 0.7%
24,275	Agilent Technologies, Inc. (a)	$585,027
130,540	Solectron Corp. (a)	695,778

		1,280,805

Internet Software & Services — 1.1%
63,190	InterActiveCorp. (a)	1,745,308
20,000	RealNetworks, Inc. (a)	132,400

		1,877,708

IT Consulting & Services — 0.3%
18,830	SunGard Data Systems Inc. (a)	533,454

Office Electronics — 0.2%
27,700	IKON Office Solutions, Inc.	320,212

Semiconductor Equipment & Products — 4.7%
7,500	Applied Materials, Inc. (a)	128,250
505	Cabot Microelectronics Corp. (a)	20,225
13,215	Cree, Inc. (a)	529,657
115,680	Intel Corp.	2,705,755
75,040	Micron Technology, Inc. (a)	926,744
93,307	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	792,176
125,100	Texas Instruments Inc.	3,079,962

		8,182,769

Software — 2.6%
18,890	Advent Software, Inc. (a)	386,867
31,240	Autodesk, Inc.	1,185,558
65,000	Micromuse Inc. (a)	360,750
100,740	Microsoft Corp.	2,690,765

		4,623,940

	TOTAL INFORMATION TECHNOLOGY	23,319,906

MATERIALS — 2.6%
Chemicals — 0.7%
38,080	Engelhard Corp.	1,167,914

Metals & Mining — 1.2%
28,625	Alcoa Inc.	899,398
28,890	Allegheny Technologies, Inc.	626,046
13,340	Newmont Mining Corp.	592,429

		2,117,873

Paper & Forest Products — 0.7%
18,340	Weyerhaeuser Co.	1,232,815

	TOTAL MATERIALS	4,518,602

TELECOMMUNICATION SERVICES — 2.0%
Diversified Telecommunication Services — 1.5%
35,530	Nippon Telegraph and Telephone Corp., ADR	801,202
35,230	SBC Communications Inc.	907,877
21,570	Verizon Communications Inc.	873,801

		2,582,880

See Notes to Financial Statements.

40        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Schedules of Investments (continued)	December 31, 2004

Multiple Discipline Portfolio — Balanced All Cap Growth and Value

SHARES	SECURITY	VALUE
Wireless Telecommunication Services — 0.5%
32,070	Vodafone Group PLC, Sponsored ADR	$878,077

	TOTAL TELECOMMUNICATION SERVICES	3,460,957

UTILITIES — 0.3%
Multi-Utilities — 0.3%
37,350	The Williams Cos., Inc.	608,432

	TOTAL COMMON STOCK (Cost — $93,613,529)	107,812,978

FACE AMOUNT	SECURITY	VALUE
US TREASURY OBLIGATIONS — 16.2%
	U.S. Treasury Notes:
$ 6,700,000	6.500% due 10/15/06	7,103,575
10,110,000	3.000% due 2/15/08	10,030,626
4,300,000	3.125% due 4/15/09	4,236,175
5,715,000	4.250% due 8/15/14	5,729,516
	U.S. Treasury Inflation-Indexed Notes,
1,158,441	0.875% due 4/15/10	1,147,535

	TOTAL U.S. TREASURY OBLIGATIONS (Cost — $28,723,563)	28,247,427

U.S. GOVERNMENT AGENCIES — 10.1%
	Federal Home Loan Mortgage Corp.:
8,250,000	6.875% due 1/15/05	8,260,774
2,150,000	6.875% due 9/15/10	2,457,373
	Federal National Mortgage Association:
2,150,000	5.750% due 2/15/08	2,291,797
4,700,000	3.375% due 12/15/08	4,643,699

	TOTAL U.S. GOVERNMENT AGENCIES (Cost — $17,817,398)	17,653,643

	SUB-TOTAL INVESTMENTS (Cost — $140,154,490)	153,714,048

REPURCHASE AGREEMENT — 11.9%
20,889,000	State Street Bank & Trust Co. dated 12/31/04, 1.400% due 1/3/05; Proceeds at maturity — $20,891,437; (Fully collateralized by U.S. Treasury Bonds, 5.500% to 8.125% due 8/15/21 to 8/15/28; Market value — $21,316,492) (Cost — $20,889,000)	20,889,000

	TOTAL INVESTMENTS — 99.8% (Cost — $161,043,490*)	174,603,048
	Other Assets in Excess of Liabilities — 0.2%	319,166

	TOTAL NET ASSETS — 100.0%	$174,922,214

(a)	Non-income producing security.
*	Aggregate cost for Federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

41        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Statements of Assets and Liabilities	December 31, 2004

	All Cap Growth and Value	Large Cap Growth and Value	Global All Cap Growth and Value	Balanced All Cap Growth and Value
ASSETS:
Investments, at cost	$185,933,732	$22,479,902	$38,638,842	$140,154,490
Repurchase agreements, at cost	37,529,000	2,875,000	6,381,000	20,889,000

Investments, at value	$212,169,457	$24,885,771	$43,365,001	$153,714,048
Repurchase agreements, at value	37,529,000	2,875,000	6,381,000	20,889,000
Cash	566	278	3,133	196
Dividends and interest receivable	149,093	21,757	40,089	769,082
Receivable for securities sold	108,940	—	151,339	57,421
Receivable for Fund shares sold	9,720	84,559	92,762	33,676

Total Assets	249,966,776	27,867,365	50,033,324	175,463,423

LIABILITIES:
Payable for securities purchased	2,893,686	229,222	582,517	266,131
Payable for Fund shares reacquired	506,711	—	—	102,129
Management fees payable	150,725	11,296	28,190	108,206
Distribution plan fees payable	9,002	—	—	6,372
Transfer agency services payable	833	833	833	833
Directors’ fees payable	474	474	474	474
Accrued expenses	63,006	41,237	40,655	57,064

Total Liabilities	3,624,437	283,062	652,669	541,209

Total Net Assets	$246,342,339	$27,584,303	$49,380,655	$174,922,214

NET ASSETS:
Par value of shares of beneficial interest (Note 4)	$16,622	$1,914	$3,199	$13,280
Capital paid in excess of par value	222,622,914	25,344,254	44,776,345	162,703,348
Undistributed net investment income	—	—	1,680	—
Overdistributed net investment income	(1,915)	(327)	—	(1,741)
Accumulated net realized loss from investment transactions	(2,531,007)	(167,407)	(126,728)	(1,352,231)
Net unrealized appreciation of investments	26,235,725	2,405,869	4,726,159	13,559,558

Total Net Assets	$246,342,339	$27,584,303	$49,380,655	$174,922,214

Shares Outstanding	16,622,463	1,914,426	3,198,568	13,280,472

Net Asset Value	$14.82	$14.41	$15.44	$13.17

See Notes to Financial Statements.

42        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Statements of Operations	For the Year Ended December 31, 2004

	All Cap Growth and Value	Large Cap Growth and Value	Global All Cap Growth and Value	Balanced All Cap Growth and Value
INVESTMENT INCOME:
Dividends	$2,097,633	$368,134	$447,625	$1,096,256
Interest	257,036	19,157	50,266	1,487,459
Less: Foreign withholding tax	(11,998)	(3,229)	(11,411)	(6,390)

Total Investment Income	2,342,671	384,062	486,480	2,577,325

EXPENSES:
Management fees (Note 2)	1,271,094	136,134	208,937	940,910
Distribution plan fees (Note 2)	423,698	45,378	69,646	313,637
Audit and legal	35,358	35,625	36,029	35,738
Custody	23,981	12,799	22,600	19,604
Trustees’ fees	23,601	5,880	6,899	17,985
Shareholder communications	22,502	3,400	2,800	20,093
Transfer agency services (Note 2)	5,000	5,000	5,000	5,000
Other	9,599	3,000	3,500	5,437

Total Expenses	1,814,833	247,216	355,411	1,358,404

Less: Management and distribution plan fee waivers (Note 2)	(198,399)	(66,206)	(77,268)	(147,462)

Net Expenses	1,616,434	181,010	278,143	1,210,942

Net Investment Income	726,237	203,052	208,337	1,366,383

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Realized Gain (Loss) From Investment Transactions	(1,633,787)	109,032	26,704	(955,811)

Net Change in Unrealized Appreciation/Depreciation of Investments	14,657,487	1,219,735	3,436,625	7,101,829

Net Gain on Investments	13,023,700	1,328,767	3,463,329	6,146,018

Increase in Net Assets From Operations	$13,749,937	$1,531,819	$3,671,666	$7,512,401

See Notes to Financial Statements.

43        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Statements of Changes in Net Assets	For the Years Ended December 31,

All Cap Growth and Value	2004	2003
OPERATIONS:
Net investment income	$ 726,237	$ 62,619
Net realized loss	(1,633,787)	(21,780)
Net change in unrealized appreciation/depreciation	14,657,487	11,614,051

Increase in Net Assets From Operations	13,749,937	11,654,890

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(749,787)	(45,236)
Net realized gains	(875,440)	(3,240)

Decrease in Net Assets From Dividends and Distributions to Shareholders	(1,625,227)	(48,476)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	134,343,764	89,366,294
Net asset value of shares issued for reinvestment of dividends	1,625,227	48,476
Cost of shares reacquired	(5,520,042)	(582,948)

Increase in Net Assets From Fund Share Transactions	130,448,949	88,831,822

Increase in Net Assets	142,573,659	100,438,236

NET ASSETS:
Beginning of year	103,768,680	3,330,444

End of year*	$246,342,339	$103,768,680

* Includes undistributed (overdistributed) net investment income of:	$(1,915)	$19,143

See Notes to Financial Statements.

44        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Statements of Changes in Net Assets (continued)	For the Years Ended December 31,

Large Cap Growth and Value	2004	2003
OPERATIONS:
Net investment income	$203,052	$25,720
Net realized gain	109,032	49,685
Net change in unrealized appreciation/depreciation	1,219,735	1,189,700

Increase in Net Assets From Operations	1,531,819	1,265,105

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(205,208)	(26,351)
Net realized gains	(276,439)	(50,067)

Decrease in Net Assets From Dividends and Distributions to Shareholders	(481,647)	(76,418)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	16,287,963	10,042,627
Net asset value of shares issued for reinvestment of dividends	481,647	76,418
Cost of shares reacquired	(1,046,185)	(932,855)

Increase in Net Assets From Fund Share Transactions	15,723,425	9,186,190

Increase in Net Assets	16,773,597	10,374,877

NET ASSETS:
Beginning of year	10,810,706	435,829

End of year*	$27,584,303	$10,810,706

* Includes overdistributed net investment income of:	$(327)	$(212)

See Notes to Financial Statements.

45        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Statements of Changes in Net Assets (continued)	For the Years Ended December 31,

Global All Cap Growth and Value	2004	2003
OPERATIONS:
Net investment income	$ 208,337	$ 14,855
Net realized gain	26,704	37,237
Net change in unrealized appreciation/depreciation	3,436,625	1,289,199

Increase in Net Assets From Operations	3,671,666	1,341,291

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(207,818)	(14,356)
Net realized gains	(156,298)	(35,268)

Decrease in Net Assets From Dividends and Distributions to Shareholders	(364,116)	(49,624)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	35,881,368	8,994,045
Net asset value of shares issued for reinvestment of dividends	364,116	49,624
Cost of shares reacquired	(1,146,203)	(364,549)

Increase in Net Assets From Fund Share Transactions	35,099,281	8,679,120

Increase in Net Assets	38,406,831	9,970,787

NET ASSETS:
Beginning of year	10,973,824	1,003,037

End of year*	$49,380,655	$10,973,824

* Includes undistributed net investment income of:	$1,680	$1,043

See Notes to Financial Statements.

46        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Statements of Changes in Net Assets (continued)	For the Years Ended December 31,

Balanced All Cap Growth and Value	2004	2003
OPERATIONS:
Net investment income	$1,366,383	$204,420
Net realized loss	(955,811)	(12,612)
Net change in unrealized appreciation/depreciation	7,101,829	6,498,644

Increase in Net Assets From Operations	7,512,401	6,690,452

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,378,563)	(199,003)
Net realized gains	(383,808)	(902)

Decrease in Net Assets From Dividends and Distributions to Shareholders	(1,762,371)	(199,905)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	95,804,409	68,161,729
Net asset value of shares issued for reinvestment of dividends	1,762,371	199,905
Cost of shares reacquired	(6,182,607)	(298,649)

Increase in Net Assets From Fund Share Transactions	91,384,173	68,062,985

Increase in Net Assets	97,134,203	74,553,532

NET ASSETS:
Beginning of year	77,788,011	3,234,479

End of year*	$174,922,214	$77,788,011

* Includes undistributed (overdistributed) net investment income of:	$(1,741)	$9,595

See Notes to Financial Statements.

47        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Financial Highlights

For a share of beneficial interest outstanding throughout each year or period ended December 31:

All Cap Growth and Value	2004	2003(1)	2002(1)(2)
Net Asset Value, Beginning of Period	$13.99	$10.65	$10.00
Income From Operations:
Net investment income	0.04	0.02	0.01
Net realized and unrealized gain	0.89	3.33	0.64
Total Income From Operations	0.93	3.35	0.65
Less Dividends and Distributions From:
Net investment income	(0.05)	(0.01)	—
Net realized gains	(0.05)	(0.00)*	—
Total Dividends and Distributions	(0.10)	(0.01)	—
Net Asset Value, End of Period	$14.82	$13.99	$10.65
Total Return(3)	6.64%	31.44%	6.50	%‡
Net Assets, End of Period (000s)	$246,342	$103,769	$3,330
Ratios to Average Net Assets:
Expenses(4)(5)	0.95%	1.00%	1.00	%†
Net investment income	0.43	0.17	0.49	†
Portfolio Turnover Rate	9%	3%	2%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period October 1, 2002 (commencement of operations) to December 31, 2002.
(3)	Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be reduced.
(4)	The Manager and Distributor waived all or a portion of its fees for the year ended December 31, 2004, 2003 and for the period ended December 31, 2002. If such fees were not voluntarily waived, the actual expense ratios would have been 1.07%, 1.31% and 21.24%†, respectively.
(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.
*	Amount represents less than $0.01 per share.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

48        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Financial Highlights (continued)

For a share of beneficial interest outstanding throughout each year or period ended December 31:

Large Cap Growth and Value	2004	2003(1)	2002(1)(2)
Net Asset Value, Beginning of Period	$13.74	$10.73	$10.00
Income From Operations:
Net investment income	0.11	0.02	0.01
Net realized and unrealized gain	0.82	3.09	0.72
Total Income From Operations	0.93	3.11	0.73
Less Dividends and Distributions From:
Net investment income	(0.11)	(0.03)	—
Net realized gains	(0.15)	(0.07)	—
Total Dividends and Distributions	(0.26)	(0.10)	—
Net Asset Value, End of Period	$14.41	$13.74	$10.73
Total Return(3)	6.75%	29.00%	7.30	%‡
Net Assets, End of Period (000s)	$27,584	$10,811	$436
Ratios to Average Net Assets:
Expenses(4)(5)	1.00%	1.00%	1.00	%†
Net investment income	1.12	0.62	0.69	†
Portfolio Turnover Rate	16%	5%	3%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period October 1, 2002 (commencement of operations) to December 31, 2002.
(3)	Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be reduced.
(4)	The Manager and Distributor waived all or a portion of its fees for the year ended December 31, 2004, 2003 and for the period ended December 31, 2002. If such fees were not voluntarily waived, the actual expense ratios would have been 1.36%, 2.35% and 119.99%†, respectively.
(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

49        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Financial Highlights (continued)

For a share of beneficial interest outstanding throughout each year or period ended December 31:

Global All Cap Growth and Value	2004	2003(1)	2002(1)(2)
Net Asset Value, Beginning of Period	$14.11	$10.78	$10.00
Income From Operations:
Net investment income	0.07	0.04	0.01
Net realized and unrealized gain	1.38	3.36	0.77
Total Income From Operations	1.45	3.40	0.78
Less Dividend and Distributions From:
Net investment income	(0.07)	(0.02)	—
Net realized gains	(0.05)	(0.05)	—
Total Dividends and Distributions	(0.12)	(0.07)	—
Net Asset Value, End of Period	$15.44	$14.11	$10.78
Total Return(3)	10.25%	31.55%	7.80	%‡
Net Assets, End of Period (000s)	$49,381	$10,974	$1,003
Ratios to Average Net Assets:
Expenses(4)(5)	1.00%	1.00%	1.00	%†
Net investment income	0.75	0.36	0.38	†
Portfolio Turnover Rate	10%	6%	2%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period October 1, 2002 (commencement of operations) to December 31, 2002.
(3)	Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be reduced.
(4)	The Manager and Distributor waived all or a portion of its fees for the year ended December 31, 2004, 2003 and for the period ended December 31, 2002. If such fees were not voluntarily waived, the actual expense ratios would have been 1.28%, 2.56% and 52.11%†, respectively.
(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

50        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Financial Highlights (continued)

For a share of beneficial interest outstanding throughout each year or period ended December 31:

Balanced All Cap Growth and Value	2004	2003(1)	2002(1)(2)
Net Asset Value, Beginning of Period	$12.67	$10.42	$10.00
Income From Operations:
Net investment income	0.10	0.08	0.02
Net realized and unrealized gain	0.54	2.20	0.40
Total Income From Operations	0.64	2.28	0.42
Less Dividends and Distributions From:
Net investment income	(0.11)	(0.03)	—
Net realized gains	(0.03)	(0.00)*	—
Total Dividends and Distributions	(0.14)	(0.03)	—
Net Asset Value, End of Period	$13.17	$12.67	$10.42
Total Return(3)	5.01%	21.93%	4.20	%‡
Net Assets, End of Period (000s)	$174,922	$77,788	$3,234
Ratios to Average Net Assets:
Expenses(4)(5)	0.97%	1.00%	1.00	%†
Net investment income	1.09	0.69	1.28	†
Portfolio Turnover Rate	49%	39%	7%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period October 1, 2002 (commencement of operations) to December 31, 2002.
(3)	Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be reduced.
(4)	The Manager and Distributor waived all or a portion of its fees for the year ended December 31, 2004, 2003 and for the period ended December 31, 2002. If such fees were not voluntarily waived, the actual expense ratios would have been 1.08%, 1.39% and 23.28%†, respectively.
(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.
*	Amount represents less than $0.01 per share.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

51        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Notes to Financial Statements

1.	Significant Accounting Policies

Multiple Discipline Portfolio — All Cap Growth and Value (“All Cap Growth and Value”), Multiple Discipline Portfolio — Large Cap Growth and Value (“Large Cap Growth and Value”), Multiple Discipline Portfolio — Global All Cap Growth and Value (“Global All Cap Growth and Value”) and Multiple Discipline Portfolio — Balanced All Cap Growth and Value (“Balanced All Cap Growth and Value”) (“Funds”) are separate investment funds of the Smith Barney Multiple Discipline Trust (“Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as a diversified open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at the mean between the closing bid and asked prices; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; securities traded in the over-the-counter market are valued at prices based on market quotations for securities of similar type; U.S. government agencies and obligations are valued at the mean between the last reported bid and asked prices. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 or less days are valued at amortized cost, which approximates value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

(d) Dividends and Distributions to Shareholders. Dividends from net investment income and distributions of net realized gains to shareholders for the Funds, if any, are declared at least annually. Dividends and distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP.

(e) Federal and Other Taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds’

52        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Notes to Financial Statements (continued)

intend to distribute substantially all of their taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Reclassification. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $2,492 has been reclassified between paid-in capital and overdistributed net investment income due to non-deductible excise taxes paid and a taxable overdistribution for All Cap Growth and Value. Additionally, $2,041 has been reclassified between paid-in capital and overdistributed net investment income due to non-deductible excise taxes paid and a taxable overdistribution for Large Cap Growth and Value. Also, $118 has been reclassified between paid-in capital and undistributed net investment income due to non-deductible excise taxes paid for Global All Cap Growth and Value. Finally, $844 has been reclassified between paid-in capital and overdistributed net investment income due to non-deductible excise taxes paid and a taxable overdistribution for Balanced All Cap Growth and Value. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Management Agreement and Other Transactions

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as the investment manager to the Funds. Each Fund pays SBFM a management fee calculated at an annual rate of 0.75% of their respective average daily net assets. These fees are calculated daily and paid monthly.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Funds’ distributor. Each Fund has adopted a distribution plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that each Fund shall pay a distribution fee of 0.25% of the average daily net assets of each Fund, respectively. These fees are calculated daily and paid monthly. Effective March 1, 2004, the distribution plan fee waiver was reduced from 0.25% to 0.10% of the average daily net assets on the Balanced All Cap Growth and Value Fund and the All Cap Growth and Value Fund. The Large Cap Growth and Value Fund and the Global All Cap Growth and Value Fund continued to waive 100% of the distribution fees for the year ended December 31, 2004.

During the year ended December 31, 2004, the Funds had voluntary expense limitations in place of 1.00% of the average daily net assets of each Fund, respectively, resulting in the following fee waivers:

	All Cap Growth and Value	Large Cap Growth and Value	Global All Cap Growth and Value	Balanced All Cap Growth and Value
Management fee waiver	$443	$20,828	$7,622	$332
Distribution plan fee waiver	197,956	45,378	69,646	147,130

Total	$198,399	$66,206	$77,268	$147,462

These expense limitations can be terminated at any time by SBFM or CGM.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Funds’ transfer agent. PFPC Inc. (“PFPC”) acts as the Funds’ sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended December 31, 2004, each Fund paid transfer agent fees of $5,000 to CTB.

In addition, for the year ended December 31, 2004, CGM and its affiliates received brokerage commissions of $252 and $140 for Large Cap Growth and Value and Global All Cap Growth and Value, respectively.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

53        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Notes to Financial Statements (continued)

3.	Investments

During the year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	All Cap Growth and Value	Large Cap Growth and Value	Global All Cap Growth and Value	Balanced All Cap Growth and Value*
Purchases	$120,391,181	$15,771,002	$32,073,121	$135,472,739

Sales	13,683,946	2,715,122	2,522,113	54,762,350

*   Includes purchases and sales of U.S. government obligations amounting to $75,092,753 and $47,278,178, respectively.

At December 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

	All Cap Growth and Value	Large Cap Growth and Value	Global All Cap Growth and Value	Balanced All Cap Growth and Value
Gross unrealized appreciation	$29,783,449	$2,712,244	$5,310,896	$15,932,793
Gross unrealized depreciation	(3,547,724)	(322,288)	(584,737)	(2,373,235)

Net unrealized appreciation	$26,235,725	$2,389,956	$4,726,159	$13,559,558

4.	Shares of Beneficial Interest

At December 31, 2004, the Trust had an unlimited number of shares authorized with a par value of $0.001 per share.

Transactions in shares of each Fund were as follows:

	Year Ended December 31, 2004	Year Ended December 31, 2003
All Cap Growth and Value
Shares sold	9,481,857	7,152,555
Shares issued on reinvestment	109,646	3,541
Shares reacquired	(388,694)	(49,116)

Net Increase	9,202,809	7,106,980

Large Cap Growth and Value
Shares sold	1,169,090	812,304
Shares issued on reinvestment	33,355	5,589
Shares reacquired	(74,739)	(71,773)

Net Increase	1,127,706	746,120

Global All Cap Growth and Value
Shares sold	2,474,154	713,459
Shares issued on reinvestment	23,589	3,551
Shares reacquired	(77,180)	(32,016)

Net Increase	2,420,563	684,994

Balanced All Cap Growth and Value
Shares sold	7,489,565	5,842,368
Shares issued on reinvestment	133,841	15,855
Shares reacquired	(483,360)	(28,120)

Net Increase	7,140,046	5,830,103

54        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Notes to Financial Statements (continued)

5.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2004 were as follows:

	All Cap Growth and Value	Large Cap Growth and Value	Global All Cap Growth and Value	Balanced All Cap Growth and Value
Ordinary income	$1,455,954	$356,334	$278,146	$1,651,542
Net long-term capital gains	169,273	125,313	85,970	110,829

Total distributions paid	$1,625,227	$481,647	$364,116	$1,762,371

The tax character of distributions paid during the fiscal year ended December 31, 2003 were as follows:

	All Cap Growth and Value	Large Cap Growth and Value	Global All Cap Growth and Value	Balanced All Cap Growth and Value
Ordinary income	$48,476	$76,418	$49,624	$199,905

As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

	All Cap Growth and Value	Large Cap Growth and Value	Global All Cap Growth and Value	Balanced All Cap Growth and Value
Undistributed ordinary income	—	—	$2,438	—

Other book/tax temporary differences(1)	$(2,532,922)	$(151,821)	(127,486)	$(1,353,972)
Unrealized appreciation(2)	26,235,725	2,389,956	4,726,159	13,559,558

Total accumulated earnings	$23,702,803	$2,238,135	$4,601,111	$12,205,586

(1)	Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and differences in the book/tax treatment of various items.
(2)	The difference between book-basis and tax-basis unrealized appreciation (depreciation), for the Large Cap Growth and Value Fund, is attributable primarily to the tax deferral of losses on wash sales.

6.	Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the

55        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Notes to Financial Statements (continued)

CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

7.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Funds (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

56        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

Smith Barney Multiple Discipline Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Multiple Discipline Portfolio — All Cap Growth and Value, Multiple Discipline Portfolio — Large Cap Growth and Value, Multiple Discipline Portfolio — Global All Cap Growth and Value and Multiple Discipline Portfolio — Balanced All Cap Growth and Value of Smith Barney Multiple Discipline Trust (“Trust”) as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, and for the period from October 1, 2002 (commencement of operations) to December 31, 2002. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Multiple Discipline Portfolio — All Cap Growth and Value, Multiple Discipline Portfolio — Large Cap Growth and Value, Multiple Discipline Portfolio — Global All Cap Growth and Value and Multiple Discipline Portfolio — Balanced All Cap Growth and Value as of December 31, 2004, and the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period from October 1, 2002 (commencement of operations) to December 31, 2002, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 18, 2005

57        Smith Barney Multiple Discipline Trust       |      2004 Annual Report

Additional Information

Information about Trustees and Officers

The business and affairs of the Multiple Discipline Portfolio — All Cap Growth and Value, Multiple Discipline Portfolio —Large Cap Growth and Value, Multiple Discipline Portfolio — Global All Cap Growth and Value and Multiple Discipline Portfolio — Balanced All Cap Growth and Value (“Funds”) are managed under the direction of the Smith Barney Multiple Discipline Trust’s (“Trust”) Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request by calling the Trust’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:

H. John Ellis 858 East Crystal Downs Drive Frankfort, MI 49635 Year of Birth: 1927	Trustee	Since 2002	Retired	24	None

Armon E. Kamesar 7328 Country Club Drive LaJolla, CA 92037 Year of Birth: 1927	Trustee	Since 2002	Chairman, TEC International; Trustee, U.S. Bankruptcy Court	24	Inter Ocean Systems Inc.

Stephen E. Kaufman Stephen E. Kaufman PC Co. 277 Park Avenue, 47th Floor New York, NY 10172 Year of Birth: 1932	Trustee	Since 2002	Attorney	51	None

John J. Murphy 123 Prospect Street Ridgewood, NJ 07450 Year of Birth: 1944	Trustee	Since 2002	President, Murphy Capital Management	24	Barclays International Funds Group Ltd. and affiliated companies

Interested Trustee:

R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	219	None

58        Smith Barney Multiple Discipline Trust       |      2004 Annual Report

Additional Information (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Officers:

Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Year of Birth: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Robert J. Brault CAM 125 Broad Street, 11th Floor New York, NY 10004 Year of Birth: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002); Vice President of Mutual Fund Administration at Investors Capital Services (from 1999 to 2000)	N/A	N/A

Kirstin Mobyed CAM 100 First Stamford Place, 2nd Floor Stamford, CT 06902 Year of Birth: 1969	Investment Officer	Since 2003	Director of CGM (since 2003); Private Client Manager (since 2001) and analyst at CGM and its predecessor (since 1992)	N/A	N/A

Roger Paradiso CAM 100 First Stamford Place, 2nd Floor Stamford, CT 06902 Year of Birth: 1966	Investment Officer	Since 2003	Managing Director of CGM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1962	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer, SBFM, CFM, TIA, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc.	N/A	N/A

59        Smith Barney Multiple Discipline Trust       |      2004 Annual Report

Additional Information (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Robert I. Frenkel CAM 300 First Stamford Place, 4th Floor Stamford, CT 06902 Year of Birth: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM; Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

60        Smith Barney Multiple Discipline Trust       |      2004 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2004:

	All Cap Growth and Value	Global All Cap Growth and Value	Balanced All Cap Growth and Value
Record Date:	6/24/2004	6/24/2004	6/24/2004
Payable Date:	6/25/2004	6/25/2004	6/25/2004
Dividends Qualifying for the Dividends
Received Deduction for Corporations	100.00%	73.83%	96.34%
Interest from Federal Obligations	—	—	40.65%
Long-Term Capital Gain Dividend	—	$0.000200	—

	All Cap Growth and Value	Large Cap Growth and Value	Global All Cap Growth and Value	Balanced All Cap Growth and Value
Record Date:	12/27/2004	12/27/2004	12/27/2004	12/27/2004
Payable Date:	12/28/2004	12/28/2004	12/28/2004	12/28/2004
Dividends Qualifying for the Dividends
Received Deduction for Corporations	100.00%	95.28%	100.00%	61.35%
Interest from Federal Obligations	—	—	—	31.38%
Long-Term Capital Gain Dividend	$0.010300	$0.067100	$0.027200	$0.008500

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

61        Smith Barney Multiple Discipline Trust      |      2004 Annual Report

SMITH BARNEY

MULTIPLE DISCIPLINE TRUST

TRUSTEES

H. John Ellis

R. Jay Gerken, CFA

Chairman

Armon E. Kamesar

Stephen E. Kaufman

John J. Murphy

OFFICERS

R. Jay Gerken, CFA

President and

Chief Executive Officer

Andrew B. Shoup

Senior Vice President and
Chief Administrative Officer

Robert J. Brault

Chief Financial Officer

and Treasurer

Kirstin Mobyed

Investment Officer

Roger Paradiso

Investment Officer

Andrew Beagley

Chief Anti-Money Laundering

Compliance Officer and Chief Compliance Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund
Management LLC

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Smith Barney Multiple Discipline Trust

Multiple Discipline Portfolio — All Cap Growth and Value

Multiple Discipline Portfolio — Large Cap Growth and Value

Multiple Discipline Portfolio — Global All Cap Growth and Value

Multiple Discipline Portfolio — Balanced All Cap Growth and Value

The Funds are separate investment funds of the Smith Barney Multiple Discipline Trust, a Massachusetts business trust.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on the Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-800-451-2010.

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Funds’ website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Smith Barney Multiple Discipline Trust: Multiple Discipline Portfolio — All Cap Growth and Value, Multiple Discipline Portfolio — Large Cap Growth and Value, Multiple Discipline Portfolio — Global All Cap Growth and Value and Multiple Discipline Portfolio — Balanced All Cap Growth and Value, and is not for use with the general public.

SMITH BARNEY MULTIPLE DISCIPLINE TRUST

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This report must be preceded or accompanied by a free prospectus. Investors should consider the funds investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the fund. Please read the prospectus carefully before investing.

©2005 Citigroup Global Markets Inc.

Member NASD, SIPC

FD02701 02/05

05-7867

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Armon Kamesar, a Member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Kamesar as the Audit Committee’s financial expert. Mr. Kamesar is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees for the Smith Barney Multiple Discipline Trust were $83,000 and $83,000 for the years ended 12/31/04 and 12/31/03.

(b)	Audit-Related Fees for the Smith Barney Multiple Discipline Trust were $0 and $0 for the years ended 12/31/04 and 12/31/03.

(c)	Tax Fees for Smith Barney Multiple Discipline Trust of $9,900 and $9,900 for the years ended 12/31/04 and 12/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Multiple Discipline Trust.

(d)	All Other Fees for Smith Barney Multiple Discipline Trust of $0 and $0 for the years ended 12/31/04 and 12/31/03.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Multiple Discipline Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; Tax Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; and Other Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Smith Barney Multiple Discipline Trust and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Multiple Discipline Trust. Fees billed to and paid by Citigroup Global Markets, Inc. related to the transfer agent matter as fully described in the notes to the financial statements titled fully described in the notes to the financial statements titled “additional information” were $75,000 and $0 for the years ended 12/31/04 and 12/31/03.

(h)	Yes. The Smith Barney Multiple Discipline Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Smith Barney Multiple Discipline Trust or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c)

under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Multiple Discipline Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of Smith Barney Multiple Discipline Trust

Date: March 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of Smith Barney Multiple Discipline Trust

Date: March 9, 2005

By:	/s/ Robert J. Brault
Robert J. Brault
Chief Financial Officer of Smith Barney Multiple Discipline Trust

Date: March 9, 2005